UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022 (March 15, 2022)

GENERATION ASIA I ACQUISITION LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41239	98-1588665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boundary Hall, Cricket Square Grand Cayman, Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(345) 814-5580

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GAQ.U	The New York Stock Exchange
Class A ordinary shares	GAQ	The New York Stock Exchange
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GAQWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Generation Asia I Acquisition Limited, a Cayman Islands exempted company (the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2022, the Board of Directors of the Company approved the appointment of Ms. Mei Gao as a director of the Company. On March 17, 2022, the Company entered into a Director Services Agreement with Ms. Mei Gao (the “Agreement”). Pursuant to the terms of the Agreement, Ms. Gao has become an independent non-executive Class I director of the Company. As a Class I director, her initial term of office will expire at the first Annual General Meeting. In addition, Ms. Gao will serve on the Company’s (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance Committee. As compensation for her directorship, Ms. Gao will receive 25,000 Class B ordinary shares of the Company from our sponsor, Generation Asia LLC, and may receive additional Class B ordinary shares of the Company at the discretion of our Board of Directors.

Since 2016, Ms. Gao has served as a Partner and the Head of the New York Office of IDG Capital, a leading private equity firm that has engaged in the venture capital business in Asia since 1993. Prior to joining IDG Capital, Ms. Gao was the President of Fore Research & Management, a New York City-based hedge fund. She received a B.A. from Shantou University in China and an MBA from Wilfrid Laurier University in Ontario, Canada. Ms. Gao is also a Chartered Financial Analyst.

Except as described above, there have been no transactions between Ms. Gao and any related person (as defined in Item 404(a) of Regulation S-K) of the Company since the beginning of our last fiscal year that are required to be reported herein. There are no family or similar relationships among Ms. Gao and any of our officers, directors or affiliates.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2022	GENERATION ASIA I ACQUISITION LIMITED

	By:	/s/ Roy Kuan
	Name:	Roy Kuan
	Title:	Chief Executive Officer